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                       AMENDMENT TO EMPLOYMENT AGREEMENT
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     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and
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entered into as of this 14th day of October, 1997 by and between TEMPLATE
SOFTWARE, INC., a Virginia corporation (the "Company"), and E. LINWOOD PEARCE
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(the "Executive").
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                                   RECITALS
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     A.  The Company and the Executive are parties to that certain Employment
Agreement, dated as of October 24, 1996, (the "Agreement"), pursuant to which
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the Executive agreed to accept employment as Chief Executive Officer of the
Company. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed such terms in the Agreement.

     B. The Agreement stipulates, among other things, the term, duties and compensation of the Executive with respect to his employment with the Company.

     C.  Pursuant to Section 18 of the Agreement, the parties wish to amend the
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Agreement as provided herein.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1.  This Amendment shall become effective as of  October 15, 1997.

     2.  Section 1 of the Agreement shall be deleted in its entirety and replace
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         with the following:

          "1. EMPLOYMENT AND TERM.  The Company agrees to employ the Executive
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          and the Executive agrees to work for the Company, subject to the terms and conditions below, for a term beginning the effective date hereof, and ending October 23, 1999."

     3.  Schedule A to the Agreement shall be deleted in its entirety and
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replaced by Schedule A to this Amendment, attached hereto and made a part
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hereof.

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     4.  The following subsection (b) shall be inserted after the last sentence
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of Section 2 of the Agreement:
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         "(b) Vesting of Options.  Unless forfeited, any options held by the
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         Executive during the term of this Agreement shall become fully vested in the event of a Change-in-Control of the Company (as defined below). For the purposes hereof, a "Change in Control" shall mean the occurrence of one or more of the following events: (i) any direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any unrelated third party person, entity or group of persons or entities acting in concert ("Group") (within
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         the meaning of Section 13(d) of the Securities Exchange Act of 1934
         (the "Exchange Act")), together with any affiliates of such person or
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         Group; or (ii) the acquisition, in one or more transactions, of
         "beneficial ownership" (within the meaning of Rule 13d-3 and rule
         13d-5 under the Exchange Act whether or not applicable), by any unrelated third party person, entity or Group together with its or their affiliates, in either case, of any securities of the Company such that, as a result of such acquisition such person, entity or Group beneficially owns, directly or indirectly, on a fully diluted basis, at least a 51% equity ownership interest, on a fully diluted basis, in the Company."

     5. All other terms and conditions of the Agreement shall remain in full force and effect and be unaffected hereby.

     6. Subject to satisfaction of all representations, warranties and covenants set forth in this Amendment, each party hereby agrees to waive, release and hold harmless the other party for any breach of the representations, warranties or covenants in the Agreement that may have occurred prior to the date of this Amendment.



                           [SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              COMPANY:
                              --------

                              TEMPLATE SOFTWARE, INC.,
                               a Virginia corporation


                               By:  /s/ Joseph M. Fox
                                    ---------------------------
                                    Joseph M. Fox
                                    Chairman


                              EXECUTIVE:
                              ----------



                              /s/ E. Linwood Pearce
                              ------------------------------
                              E. Linwood Pearce

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                                  SCHEDULE A

1. Bonus compensation will distributed in an amount to be determined annually by the Company's Board of Directors.

2.   Current annual salary is $185,000.

3. Effective October 15, 1997, the Company shall increase the Executive's base salary by $25,000, to an annual base salary of $210,000.

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